A Leading National Supplier of a Wide Variety of

Components for RV’s and Manufactured Homes

Drew Industries (NYSE:DW)

2003

Forward Looking Statements

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company’s common stock and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act.  Forward-looking statements, including, without limitation those relating to our future business prospects, revenues, expenses and income, wherever they occur in this presentation, are necessarily estimates reflecting the best judgment of our senior management, at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements.  The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation and the Company’s SEC filings.

There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of retail and wholesale financing for manufactured homes, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes, the disposition into the market by FEMA by sale or otherwise of RVs or manufactured homes purchased by FEMA in connection with natural disasters, changes in zoning regulations for manufactured homes, the decline in the manufactured housing industry, the financial condition of our customers, retention of significant customers, interest rates, oil and gasoline prices, the outcome of litigation, and adverse weather conditions impacting retail sales. In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes.

About Drew Industries

A leading national
manufacturer of
quality components
for Recreational
Vehicles (RV) and
Manufactured
Homes (MH)

Headquartered in White
Plains, New York – 10
employees

41 manufacturing facilities in
the U.S.

Approximately 4,000
employees nationwide

Organic growth from 2001
through 6/30/07 was over
$180 million or a 10%
average annual growth,
excluding price increases,
acquisitions, and FEMA
business

Company Overview

Financial Performance

Sales and EBITDA (in millions)

MH segment sales

RV segment sales

EBITDA(1)

(1)

2001- June 2007 EBIDTA CAGR = 19%. EBITDA is
operating profit plus depreciation and amortization

Drew’s Companies

Kinro, Inc. – Acquired 1980

Aluminum windows for RVs

Doors for RVs and MHs

Aluminum and vinyl windows and screens for MHs

Bath and shower units, and sinks for MHs and RVs

Exterior panels for RVs

Lippert Components, Inc. – Acquired 1997

Chassis and chassis parts for RVs and MHs

Slide-out mechanisms and leveling devices for RVs

Axles for towable RVs, MHs and specialty trailers

Bed lifts and ramp doors for “toy-hauler” RVs

Steps for RVs

Suspension systems

Specialty trailers for boats, personal watercraft and
hauling equipment

Drew’s Segments – LTM 6/30/07

MH = $16 million

23%

RV = $52 million

77%

Revenues - $676 million

90% of RV segment revenues
are for towable RVs

Segment Operating Profit  - $68 million

MH = $194 million

29%

RV = $482 million

71%

Drew’s Products

RV  Chassis and Chassis Parts:
$200 million

RV Windows and Doors:

$109 million

12 Months Ended June 30, 2007

Sales - $676 million

Other: $7 million

MH and RV

Bath Products:

$23 million

Specialty

Trailers:

$20 million

RV Slide-out mechanisms:

$107 million

RV and MH Axles and
Tires: $57 million

MH Chassis and Chassis
Parts: $76 million

MH Windows, Doors and
Screens: $77 million

Supplier to Industry Leaders

Outstanding customer service and national coverage, with 41
production facilities (more than 3 million sq. ft.), make us a key partner with our customers.

Supply most of the Leading Producers of RVs and MHs:

Both RV and MH

Fleetwood (NYSE:FLE)

Skyline (NYSE: SKY)

RV

Coachmen (NYSE: COA)

Forest River (owned by Berkshire Hathaway)

Monaco Coach (NYSE: MNC)

Starcraft (privately owned)

Thor  (NYSE:THO)

MH

Champion (NYSE: CHB)

Clayton (owned by Berkshire Hathaway)

Oakwood Homes and Southern Energy Homes

          (owned by Clayton)

Palm Harbor (Nasdaq: PHHM)

Business Strategy

Increase sales and profitability through:

Market share growth

New product introductions

Strategic acquisitions

This strategy accomplished through:

Outstanding customer service

Motivating management through profit incentives and training programs

Maintaining highly efficient factories by optimizing production efficiencies through state-of-the-art manufacturing technology, and stringent cost controls

Extensive R & D efforts

Disciplined and patient acquirer

Content Per Vehicle - RV

Peak potential is $2,500 to $2,800 per RV

(a)

Excludes sales of specialty trailers.

(b)

Excludes sales of Emergency Living Units (“ELU’s”) purchased by FEMA.

90% of RV segment sales are for Towable RVs

See Page 17 for Industry Information

Operating

profit margin            8.6%                  9.4%             11.3%                9.2%                9.6%                   8.6%              10.8%

6/30/07

(a)(b)

(a)(b)

(a)

(a)

Content Per Home - MH

Peak potential is $3,300 to $3,600 per home

Operating

Profit margin              10.8%            11.0%              10.7%              10.1%           10.2%             9.5%                   8.2%

See Page 21 for Industry Information

6/30/07

New Product Introductions

Annualized sales of these products increased from about $100 million in the
2nd quarter of 2006.

(in millions)

(a)

Including recent acquisitions.

Acquisition Criteria

Drew is a disciplined and patient

             acquirer

Target less than 6 times pro forma EBITDA

Immediately accretive

Complementary to our core RV and MH markets

Strategic
Acquisitions

Seek to acquire products or technologies that we can
introduce through our nationwide customer base and
factory network

Become a more extensive supplier to our customers

Acquisition History

Strategic
Acquisitions

May 2004

Zieman

RV, MH and

specialty trailers.
Annual sales of over
$40 million

Each of our RV and MH acquisitions has
expanded geographic markets or
broadened product lines

July 2007

Extreme Engineering

Custom boat trailers.
Annual Sales of $12
million

2001

Better Bath

Bath and shower
products for MH.
Annual sales of
$20 million

14 Acquisitions

1980 – 2003

Including Kinro (1980)
and Lippert
Components (1997)

March 2006

Steelco

MH & RV Chassis.

Annual sales

of $8 million

May 2007

Coach Step

Electric steps
for motorhomes.
Annual sales of
$2 million

May 2005

Venture Welding

MH Chassis. Annual
sales of $18 million

June 2006

Happijac

Bed lifts for

“toy haulers”.
Annualized sales

of $15 million

January 2007

Trailair/Equa-Flex

RV Suspension Systems.
Annual sales of $3 million

Drew’s Management Team

Highly respected and experienced
management:

Drew

Leigh Abrams, CEO, 35+ years

Fred Zinn, CFO,  25+ years

Kinro

David Webster, CEO, Chairman,
30+ years

Lippert

Jason Lippert, CEO, Chairman

         12+ years

Excellent management training
and incentive programs

Innovative &
Experienced
Management

Leigh Abrams

David Webster

Jason Lippert

Investments

Kinro and Lippert have
extensive R&D departments

Since January 1997:

Invested over $157 million in
plant and equipment

Invested nearly $179 million
for acquisitions

Invested $40 million for stock repurchases at an average
price of $5.37 per share

These investments have been accretive to earnings

RVs - Industry Wholesale Shipments

(Thousands of Vehicles)

90% of Drew’s current RV product sales are for Travel Trailers and 5th Wheel RVs

(1)

Includes approximately 13,500 RVs purchased by FEMA for emergency housing for 2004 hurricane victims.

(2)

Excludes 38,900 ELU’s in 2005 and 31,400 ELU’s in 2006 purchased by FEMA. A total of 70,300 ELU’s were purchased by FEMA for the period 9/05 to 4/06. The Company’s sales content per ELU was significantly less than that of a typical travel trailer.

(3)

Starting in September 2005, about 27,000 towable RVs were purchased by FEMA from dealers which were replaced by the dealers in 2005 and 2006.

(4)

Projection by RVIA. A portion of decline is attributable to FEMA units produced in 2006.

293

321

257

311

321

370

391

300

384

41

57

355

RV Market

86% of industry 2006 unit sales

50% of wholesale dollar sales

Retail cost $4,000 to $100,000
per unit. Average about $20,000

           From 1998 to 2006 the travel
trailer and 5th wheel market grew
at an annual rate of
approximately 8%, compared to
a 2% annual decrease in
motorhome shipments.

14% of industry 2006 unit sales

50% of wholesale dollar sales

Retail cost $41,000 to $400,000+
per unit. Average about $100,000

TOWABLE RVS (90% of Drew’s RV revenues)

MOTORHOMES

Travel trailer with
expandable ends

Type A Motorhomes

Type B Motorhomes

Type C Motorhomes

Folding camping trailer

Travel trailer

Folding camping trailer

Sport utility RV

Fifth wheel travel trailer

Truck camper

Growth In RV Market

Positive Demographic
Trends

Primary owners of RVs are
50 and over

According to census
projections, there are
expected to be 20 million
more people over 50 by 2014

Strong Growth
Prospects

Industry Advertising Campaign

Target Market 30 and over

Post 9/11 security concerns and high airline ticket
prices increase RV travel use

Fifth Wheel RV

How RVs Are Used

Shift in U.S. culture
toward more RV-related
activities

NASCAR events

College and NFL football
games

“Toy Haulers”

More economical family
vacations

Typical RV family vacation
up to 74% less expensive

Strong Growth
Prospects

Many RVs are “parked”over the long-term
as second homes

Travel Trailer

MH - Industry Production

254

304

340

363

353

373

349

(Thousands of Homes)

131

168

193

251

(1)

131

(1)

Includes approximately 3,500, 15,000 and 3,000 for 2004, 2005 and 2006, respectively,
MHs purchased by FEMA for emergency housing for hurricane victims.

(2)

Estimate by Company management.

(1)

147

(1)

117

Drew’s MH segment remained profitable every quarter since 1998.

47%

61%

59%

52%

49%

49%

47%

47%

75%

70%

65%

78%

74%

80%

72%

64%

95

71%

Estimate (2)

Manufactured Housing (MH) Market

Cost per sq. ft. is $39 for MH vs.
$91 for site-built homes

Average retail price of $62,300
for a 1,595 sq. ft. MH

9 million manufactured homes
across the U.S.

Strong Growth
Prospects

Improved quality, appearance and safety

Studies have shown that MH built since 1995 sustain no more
damage in hurricanes than site-built homes

Industry production was down 69% from 1998 to 2006, but
Drew’s MH sales were up 13% and segment operating profit was down only 20%

MH: Industry Financing
                                   Trends

Improved lending practices

Conventional financing more common than
chattel; improves collateral

Recent increase in loan applications

Recent increase in manufacturer order
backlogs

Subprime market woes could help MH

Pressure on Fannie Mac/Freddie Mac to
support MH loans

Strong Growth
Prospects

MH: Other Favorable Factors

Baby Boomers retiring in
increasing numbers

Appropriate inventory
levels

Affordability and quality

New HUD code

Potential for rebuilding
the Gulf Coast

Strong
Growth
Prospects

Improved industry image

Advertising campaign being developed

Berkshire investments

Drew’s Ownership and Governance

Executives and Directors currently own 11%.

Drew’s Corporate Governance Program –
ranked in the 87th percentile of all Russell 3000
Companies by Institutional Shareholder
Services.

Added to S&P SmallCap 600 Index in October
2005

Financial Performance

The price of Drew’s common stock is nearly 14 times the price as of December 31, 2000

Drew has 21.8 million shares outstanding and a market
capitalization of more than $850 million as of August 6, 2007

(December 31 unless noted)

Stock Price History

Drew effected a 2-for-1 stock split on 9/7/05 to holders of record on 8/19/05

Operating Results

Year Ended December 31, (except as noted)

Financial
Performance

(1)

Excluding the estimated impact of hurricane-related sales from both 2006 and 2005, the Company estimates that diluted EPS would have been approximately $1.33 in 2006, compared to approximately
$1.40 in 2005.

(2)

Sales during the latter part of 2006 and the first half of 2007 were negatively impacted by weakness in both the RV and MH industries.

(3)

Adjusted for 2 for 1 stock split on 9/7/05.

(4)

EBITDA is operating profit plus depreciation and amortization (see page 37).

($ in millions, except EPS)

2004

2005

200

6

(2)

LTM

6/07

(2)

LTM

6/07 vs

2006

Sales

$

531

$

669

$

7

29

$

676

-

7%

Operating Profit

$

44.0

$

57.7

$

55.3

$

57.4

+4%

     % of Sales

8.3

%

8

.

6

%

7

.

6

%

8.5%

Net Income

$

25.1

$

33.6

$

3

1.0

$

32.7

+6%

Diluted EPS

(1

)

(3

)

$

1

.18

$

1

.56

$

1

.42

$

1.49

+5%

EBITDA

(4

)

$

53.3

$

69.7

$

71.0

$

74.7

+5%

Results By Segment

Year Ended December 31, (except as noted)

Financial
Performance

(a)

After a charge of $1.4 million and $0.8 million for 2004 and 2005, respectively, related to legal proceedings, net of related incentive compensation.

(b)

After a gain of $0.8 million related to the sale of closed facilities, net of related incentive compensation.

(c)

Sales during the latter part of 2006 and first half of 2007 were negatively impacted by weakness in both the
RV and MH industries.

See  Form 10-K filed March 13, 2007 for a reconciliation to 2004 through 2006 consolidated results.

See page 38 for reconciliation to LTM 6/07 consolidated results.

10.8%

8.2%

8.6%

9.5%

9.6%

10.2%

9.4%

9.6%

Operating Profit as a

Percentage of Net sales

      RV Segment

      MH Segment

      $        52.1

      $        15.8

        $        43.9

        $     21.0 (b)

      $        43.1

      $     22.6(a)

    $          32.6

    $        17.7(a)

Operating Profit

      RV Segment

      MH Segment

      $    482.5

      $    193.7

        $    508.8

        $    220.4

      $    447.7

      $    221.5

    $     346.2

    $     184.7

Net Sales

      RV Segment

      MH Segment

LTM 6/07(c)

2006(c)

2005

2004

($ in Millions)

Operating Results

Three Months Ended June 30,

Financial
Performance

($ in millions, except EPS)

(a)

Sales during the second quarter of 2007 were negatively impacted by weakness in both the RV and MH industries.

Results By Segment

Three Months Ended June 30,

Financial
Performance

($ in millions)

See Press Release dated July 31, 2007 for a reconciliation to consolidated results.

Operating Results

Six Months Ended June 30,

Financial
Performance

($ in millions, except EPS)

(a)

Sales during the first six months of 2007 were negatively impacted by weakness in both the RV and MH industries, while sales in the first six months of 2006 included approximately $20 million of hurricane-related sales.

Results By Segment

Six Months Ended June 30,

Financial
Performance

($ in millions)

See Press Release dated July 31, 2007 for a reconciliation to consolidated results.

(a)

Sales during the first six months of 2007 were negatively impacted by weakness in both the RV and MH industries, while sales in the first six months of 2006 included approximately $20 million of hurricane-related sales.

Balance Sheet

Financial
Performance

(1)

Days sales in accounts receivable is the most recent month’s net sales divided by accounts receivable, net, at the end of the period.

(2)

Inventory turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

($ in millions)

Financial Strength

Financial
Performance

(1)    EBITDA is operating profit plus depreciation and amortization (see page 37).

12/31/04

12/31/05

12/31/06

LTM 6

/07

Return on Equity

23%

24%

16

%

16

%

Return on Assets

12%

12%

9

%

10

%

Total Debt to Equity

0.6

0.4

0.

3

0.

2

Total Debt to EBITDA

(1)

1

.3

1

.1

0.

8

0.

6

Peer Comparison

20%

13%

10.7

19.1

Spartan (SPAR)

(69%)

(4%)

28.7

N/A

Fleetwood (FLE)

16%

11%

19.0

27.4

Drew (DW)

ROE

ROA

Forward

P/E

Trailing

P/E

(1%)

1%

16.0

N/A

Monaco (MNC)

18%

11%

15.5

19.2

Thor (THO)

16.8

25.1

Winnebago (WGO)

16%

8%

Source: Capital IQ, August 7, 2007, except forward P/E, which is provided by
Thomson Financial and is based on fiscal 2007 analyst projections.

Financial
Performance

Thank You

Analyst coverage:

Avondale Partners, LLC:

     Kathryn Thompson (615) 467-5637

BB&T Capital Markets:

     John Diffendal (615) 340-8284

Ferris, Baker Watts, Inc.

      John T. G. Rogers (410) 659-4645

Sidoti & Company LLC:

     Scott Stember (212) 453-7017

Susquehanna Financial Group, LLP:

     Cheryl Cortez (312) 427-5236

For more information contact:

    Leigh J. Abrams, President and CEO
914-428-9098

                         leigh@drewindustries.com

    Fredric M. Zinn, Executive VP and CFO
914-428-9098

                         fred@drewindustries.com

Or visit: www.drewindustries.com

Reconciliation of Operating Profit
to EBITDA

Financial
Performance

($ in millions)

2001

2002

2003

2004

2005

   2006

LTM

6

/07

Operating Profit

$20.3

$29.2

$34.3

$44.0

$57.7

$55.3

$57

.

4

Depreciation and

Amortization

$8.4

$7.3

$7.8

$9.3

$12.0

$15.7

$

1

7

.

3

EBITDA

$28.7

$36.5

$42.1

$53.3

$69.7

$71.0

$7

4

.

7

Capital Expenditures

$8.2

$

10.5

$5.1

$27.1

$26.1

$22.3

$

1

1

.

3

Results By Segment

Financial
Performance

($ in millions)

Last

12

Months Ended

June 30,

2007

2006

Net sales

     RV Segment

     MH Segment

$

482.5

193.7

$

520.8

241.2

Total

Net Sales

$

676.2

$

762.0

Operating Profit

     RV Segment

     MH Segment

$

52.1

15.8

$

50.6

25.4

Total Segment

Operating Profits

67.9

76.0

Amortization of intangibles

(

3.5

)

(

1.7

)

Corporate and other

(

7.7

)

(

7.4

)

Other income

0.

7

0.

7

Total

Operating

P

rofit

$

57.4

$

67.6